Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668
Aptus Fortified Value ETF (FTVA)
(the “Fund”)

December 9, 2019

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated August 31, 2019, as previously supplemented

The Board of Trustees of ETF Series Solutions (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the Fund into the Aptus Drawdown Managed Equity ETF (the “Acquiring Fund”), also a series of the Trust for which Aptus Capital Advisors, LLC serves as investment adviser.
The Reorganization of the Fund into the Acquiring Fund will consolidate two series of the Trust that each invest predominantly in (i) mid- and large-capitalization U.S.-listed equity securities and (ii) options on one or more broad-based indexes or ETFs that track the performance of the U.S. equity market (“Broad Market Options”) to limit exposure to equity market declines. The Acquiring Fund seeks to invest in equity securities based on a mix of value- and growth-oriented factors, while the Fund’s selection criteria are predominantly value-driven. The Fund uses a “passive management” (or indexing) approach to investing, while the Acquiring Fund is actively managed. Additionally, while both Funds may purchase Broad Market Options to limit exposure to equity market declines, the Acquiring Fund may also sell Broad Market Options with the same option type (i.e., put or call), reference asset, and expiration date as the Broad Market Options purchased by the Acquiring Fund, but with a lower strike price to offset the cost of purchasing Broad Market Options while limiting the potential gains from such Broad Market Options. The Acquiring Fund may also purchase and sell options on the Cboe Volatility Index® (the “VIX® Index”), which generally measures the 30-day expected volatility of the U.S. stock market based on prices of S&P 500® Index call and put options, to further mitigate exposure to equity market declines.
The Reorganization will not result in a shift in management responsibility. The adviser, portfolio managers, administrator, auditor, custodian, distributor, and legal counsel of the Fund are the same as those of the Acquiring Fund. In addition, the management fee of the Fund is the same as that of the Acquiring Fund. The Acquiring Fund’s total annual fund operating expenses are expected to be the same as those of the Fund.
Pursuant to the Agreement, the Fund will transfer all of its assets to the Acquiring Fund in return for shares of beneficial interest of the Acquiring Fund, and the Acquiring Fund will assume all of the Fund’s liabilities. As a result of the Reorganization, shareholders of the Fund will become shareholders of the Acquiring Fund. Shareholders of the Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.
Detailed information about the Reorganization will be available in a combined information statement and prospectus to be distributed to the Fund’s shareholders of record as of October 31, 2019 and on the Fund’s website at www.aptusetfs.com/funds/ftva.
The Reorganization is expected to occur immediately after the close of business on or around December 27, 2019. In preparation for the closing of the Reorganization, trading in shares of the Fund is expected to be suspended as of close of business on December 26, 2019.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.